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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of earliest event reported):
                                December 7, 1995



                              BANPONCE CORPORATION
                              --------------------
             (Exact name of registrant as specified in its charter)



COMMONWEALTH OF PUERTO RICO           NO. 0-13818            NO.66-0416582
---------------------------           -----------            -------------
(State or other jurisdic-             (Commission            (IRS employer
 tion of incorporation)               File Number)         Identification No.)




         209 MUNOZ RIVERA AVENUE
          HATO REY, PUERTO RICO                                    00918
         -----------------------                                   -----
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code: (809) 765-9800
                                                    --------------




________________________________________________________________________________
         (Former name or former address, if changes since last report)

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ITEM 5.  OTHER EVENTS

         The exhibits listed in Item 7 below are hereby incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (1)(a)    Form of Underwriting Agreement.

    (1)(b) Underwriting Agreement, dated as of December 7, 1995, between BanPonce Corporation and CS First Boston Corporation.

    (4)(e) Copy of Subordinated Indenture of BanPonce Corporation, dated as of November 30, 1995, between BanPonce Corporation and The First National Bank of Chicago, as Trustee.

    (4)(p)    Form of Subordinated Note of BanPonce Corporation.

    (5)(g) Opinion of Brunilda Santos de Alvarez, Esq., regarding BanPonce Corporation 6 3/4% Subordinated Notes due December 15, 2005.

    (5)(h) Opinion of Sullivan & Cromwell regarding BanPonce Corporation 6 3/4% Subordinated Notes due December 15, 2005.

    (8)(d) Tax opinion of Sullivan & Cromwell in connection with BanPonce Corporation 6 3/4% Subordinated Notes due December 15, 2005.

    (8)(e) Tax opinion of McConnell Valdes in connection with BanPonce Corporation 6 3/4% Subordinated Notes due December 15, 2005.

    (23)(d)   Consents of Counsel (included in Exhibits (8)(d) and (8)(e)).

    (25)(c) Statement of Eligibility on Form T-1 of The First National Bank of Chicago, as Trustee under the Subordinated Indenture of BanPonce Corporation.


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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             BANPONCE CORPORATION
                                                  (Registrant)



Date:  December 13, 1995                     By: /s/ Jose Luis Lopez Calderon
       -----------------                         ----------------------------
                                             Name: Jose Luis Lopez Calderon
                                             Title: (Senior Vice President)


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